Exhibit 99.1

EXECUTION VERSION

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing with the Securities and Exchange Commission on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to common units, representing limited partner interests of Landmark Infrastructure Partners LP, and further agree that this Joint Filing Agreement shall be included as an exhibit to such joint filing.

The undersigned further agree that each party hereto is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein; provided, however, that no party is responsible for the completeness or accuracy of the information concerning any other party making the filing, unless such party knows or has reason to believe that such information is inaccurate.

Dated as of June 2, 2021

LANDMARK DIVIDEND LLC

By:	/s/ Arthur P. Brazy, Jr.
Name: Arthur P. Brazy, Jr.
Title: Chief Executive Officer

DIGITAL LD MANAGEMENT / NON-REIT HOLDINGS, LP
By: Digital LD GP, LLC, its general partner

By:	/s/ Geoffrey Goldschein
Name: Geoffrey Goldschein
Title: Vice President

DIGITAL LD GP, LLC

By:	/s/ Geoffrey Goldschein
Name: Geoffrey Goldschein
Title: Vice President

DCP II LD MANAGEMENT / NON-REIT HOLDCO, LP
By: Digital LD HoldCo GP, LLC, its general partner

By:	/s/ Geoffrey Goldschein
Name: Geoffrey Goldschein
Title: Vice President

DIGITAL LD HOLDCO GP, LLC

By:	/s/ Geoffrey Goldschein
Name: Geoffrey Goldschein
Title: Vice President

DIGITAL COLONY II (DE AIV), LP
By: Digital Colony II GP, LLC, its general partner

By:	/s/ Ronald M. Sanders
Name: Ronald M. Sanders
Title: Vice President

DIGITAL COLONY II GP, LLC

By:	/s/ Ronald M. Sanders
Name: Ronald M. Sanders
Title: Vice President

COLONY DCP II HOLDCO, LLC

By:	/s/ Ronald M. Sanders
Name: Ronald M. Sanders
Title: Vice President

COLONY CAPITAL OPERATING COMPANY, LLC

By:	/s/ Ronald M. Sanders
Name: Ronald M. Sanders
Title: Vice President, Secretary

COLONY CAPITAL, INC.

By:	/s/ Ronald M. Sanders
Name: Ronald M. Sanders
Title: Executive Vice President, Chief Legal Officer and Secretary